EXHIBIT 24.1

POWER OF ATTORNEY

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Philip Hester, Sr., his Attorney-in-Fact, with full power of substitution, for him and in his name, place and stead, and in any and all capacities, to sign this Form 10-KSB and any amendment thereto, and to file the same, with exhibits thereto and such other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said Attorney-in-Fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/J. Philip Hester, Sr.
------------------------
J. Philip Hester, Sr.
Chief Executive Officer, President and
Director (principal
executive officer)
March 28, 2003


/s/Ralph Millard Bowen
----------------------
Ralph Millard Bowen
Director
March 28, 2003


/s/Marcus C. Byrd, Jr.
----------------------
Marcus C. Byrd, Jr.
Director
March 28, 2003


/s/Glennon C. Grogan
--------------------
Glennon C. Grogan
Director
March 28, 2003


/s/James H. Grogan
------------------
James H. Grogan
Secretary and Director
March 28, 2003


/s/Andrew M. Head
-----------------
Andrew M. Head
Director
March 28, 2003


/s/Bruce T. Howard
------------------
Bruce T. Howard
Director
March 28, 2003


/s/David E. Johnson
-------------------
David E. Johnson
Chairman of the Board of Directors
March 28, 2003

/s/Deborah F. McLeod
--------------------
Deborah F. McLeod
Chief Financial Officer (principal
accounting officer)
March 28, 2003


/s/William A. McRae
-------------------
William A. McRae
Director
March 28, 2003


/s/Kim M. Mills
------------
Kim M. Mills
Director
March 28, 2003


/s/James W. Walden
------------------
James W. Walden
Director
March 28, 2003


/s/Russell M. Wallace
---------------------
Russell M. Wallace
Director
March 28, 2003